UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2021

AVITA Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355		661.367.9170
(Address of principal executive offices, including Zip Code)		(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2021, AVITA Medical, Inc., a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Sandler & Co. and Cowen and Company, LLC, as representatives for underwriters named therein (the “Underwriters”) pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, 2,795,000 authorized but unissued shares of common stock of the Company, par value $0.0001 per share (the “Firm Shares”), at a price to the public of $21.50 per share. The Company also granted the Underwriters a 30-day option to purchase an additional 419,250 shares (the “Option Shares” and together with the Firm Shares, the “Shares”) from the Company. The Offering, including the sale of all of the Option Shares, closed on March 1, 2021.

The Underwriting Agreement provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or reimburse the Underwriters for payments that the Underwriters may be required to make because of such liabilities. Piper Sandler & Co. and Cowen and Company, LLC are the book-running managers for the Offering.

The Shares have been offered and sold pursuant to a prospectus supplement dated February 25, 2021 and an accompanying base prospectus dated October 16, 2020, pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-238680) that was declared effective by the Securities and Exchange Commission (the “SEC”) on October 16, 2020. The opinion of the Company’s counsel regarding the validity of the Shares to be issued by the Company is filed herewith as Exhibit 5.1.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the form of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K, and which is incorporated by reference herein.

Item 8.01 Other Events.

On February 24, 2021, the Company issued a press release announcing the pricing of the Offering (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1, and is incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state. Any offering will be made only through a prospectus supplement and accompanying prospectus.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement dated February 24, 2021

5.1	Opinion of K&L Gates LLP

23.1	Consent of K&L Gates LLP (included as part of Exhibit 5.1)

99.1	Press Release dated February 24, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2021

AVITA MEDICAL, INC.

By:	/s/ Donna Shiroma
Name:	Donna Shiroma
Title:	General Counsel